Balance Sheet Actions/ Balance Sheet Actions/ 4Q06 4Q06 Mid-Quarter Update Mid-Quarter Update November 20, 2006 Exhibit 99.2

4Q06 Repositioning/Mid-Quarter Update: November 20, 2006
Topics
Balance sheet actions
Considerations
Securities sales, reduction of borrowings
Net interest income and net interest margin
Interest rate sensitivity
Capital ratios
4Q06 mid-quarter update
Summary of 8-k discussion

4Q06 Repositioning/Mid-Quarter Update: November 20, 2006
Considerations
Securities portfolio determined to be larger than needed for liquidity, collateral, asset/liability management needs
— Required securities portfolio a function of: liquidity and collateral requirements; composition of assets, liability and equity; structure of hedging strategy (cash positions vs. derivatives); and interest rate environment
— Determined that current interest rate risk management requirements for the securities book only slightly exceed our liquidity and collateral needs
–
Liquidity and collateral requirements – approximately $11 billion
Carrying larger than needed securities portfolio with wholesale borrowings, involving unnecessary leverage and negative spread
— Higher than necessary concentration in fixed-rate assets
Uncertainty regarding future direction of short-term rates and shape of yield curve
— Fairly significant exposure to negative effect from higher short-term rates
— Similar exposure to positive effect from lower short-term rates

4Q06 Repositioning/Mid-Quarter Update: November 20, 2006
Securities sales, reduction of borrowings
Selling approximately $11.5 billion of available-for-sale (AFS) securities
— Weighted average yield of approximately 4.30%; duration about 3 years
— Pre-tax loss approximately $460 million ($300 million after-tax, or $0.53/share)
Terminating $1.1 billion of repurchase and reverse repurchase agreements
— Pre-tax loss of approximately $40 million ($25 million after-tax, or $0.05/share)
Reinvesting approximately $2.8 billion in AFS securities which provide superior collateral efficiency
— Net reduction of approximately $8.7 billion in AFS securities
Repayment of approximately $8.7 billion in wholesale borrowings
— Weighted average rate paid of approximately 5.30% on borrowings repaid;
primarily fed funds purchased, repos, FHLB
Frees up approximately $650 million in capital
— Holding 3Q06 tangible equity ratio constant

4Q06 Repositioning/Mid-Quarter Update: November 20, 2006
Net interest income and net interest margin
Annualized benefit of approximately $110-120 million pre-tax to net interest income
— Given current market rate expectations
— Reflects benefits of net reduction in fixed-rate positions and elimination of negative carry from wholesale funding
Annualized benefit of approximately 35-40 bps to net interest margin
4Q06 benefit depends on actual timing of sales, hedging
— Expected to be relatively modest

4Q06 Repositioning/Mid-Quarter Update: November 20, 2006
Interest rate sensitivity
New positioning results in relatively neutral interest rate sensitivity positioning
— Appropriate given flat yield curve and uncertainty on direction of rates and yield curve
Adding interest rate derivatives in the form of swaps, caps and floors
— Expected to reduce net interest income by approximately $40 million and net interest margin by about 5 bps
— To reduce exposure to significant upwards and downwards movements in market interest rates
Net interest income sensitivity:
— Sensitivity to upward and downward shifts in the curve of 100 and 200 bps projected to be less than 0.3%*
* For 12 months policy period, see interest rate sensitivity discussion in quarterly reports filed on Form 10-Q for a detailed discussion of interest rate risk modeling.

4Q06 Repositioning/Mid-Quarter Update: November 20, 2006
Capital ratios
Capital ratios Adj.
3Q06 Actions* 3Q06
Tangible equity/tangible assets 7.40% 0.65% 8.05%
Leverage ratio 8.52% 0.40%
#
8.92%
Tier 1 ratio 8.60% (0.20%) 8.40%
Total capital ratio 10.56% (0.15%) 10.41%
Tangible equity/tier one-based ratios remain very strong
— Expect to take action to improve total capital ratio in coming months
Will review capital structure over next several months to ensure optimization
—
Review to include capital ratio targets, composition of capital,-share repurchases
— Current share repurchase authorization 17.8 million shares
* Estimated.
# Assumes full effect of balance sheet actions on average quarterly assets.

4Q06 Repositioning/Mid-Quarter Update: November 20, 2006
4Q06 mid-quarter update*
Net interest income expected to grow in low-single digit range from 3Q06
— Net interest margin expected to expand 4-6 bps
Charge-offs expected in high 40s to low 50s bps range vs. 43 bps in 3Q06
— Includes two large commercial charge-offs totaling $11 million, representing 6 bps of the increase; remaining increase primarily in consumer
— NPAs
expected to increase mid--to--high single digits
Non-interest income expected to be relatively flat versus 3Q06
— 3Q06 included $19 million of net securities gains, $11 million in gains related to out-of-footprint credit card portfolio and branch sales
Expense growth expected in low single-digit range vs. 3Q06
Effective tax rate of approximately 30%, up from 27.6% in 3Q06
Loan growth expected in low-single digit range vs. 3Q06
Core deposit growth expected to be relatively flat vs. 3Q06
* All discussion above before giving effect to balance sheet actions; please see Form 8-k filed November 20, 2006, for more detailed discussion of mid-quarter results as well as effect of balance sheet actions

4Q06 Repositioning/Mid-Quarter Update: November 20, 2006
Cautionary statement
This presentation may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the
Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by-or that include the words or phrases such as "believes," "expects," "anticipates," "plans," "trend," "objective," "continue," "remain" or similar expressions or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and/or combined entities do business, are less favorable than expected;-(5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative-or regulatory changes or actions, or significant litigation, adversely affect Fifth Third and/or acquired entities or the businesses in which Fifth Third and/or combined entities are engaged; (8) difficulties in combining the-operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third are included in Fifth Third's and/or the acquired entity's-filings with the
Securities and Exchange Commission. These documents are available free of charge at the Commission's website at http://www.sec.gov and/or from Fifth Third.
The financial information for affiliate operating segments in this presentation is reported on the basis used internally by the Bancorp’s management to evaluate performance and allocate resources. Allocations have been consistently applied for all periods presented.-The performance measurement of the operating segments is based on the management structure of the Bancorp and is not necessarily comparable with similar information for any other financial institution. The information presented is also not necessarily indicative of the segments’ financial condition and results of operations if they were independent entities.